Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Matthew J. Bromberg, President and Principal Executive Officer of Wedbush Series Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 7, 2025	/s/ Matthew J. Bromberg
Matthew J. Bromberg
President and Principal Executive Officer

I, Samantha Kirkman, Treasurer, Principal Financial Officer and Principal Accounting Officer of Wedbush Series Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 7, 2025	/s/ Samantha Kirkman
Samantha Kirkman
Treasurer, Principal Financial Officer and Principal Accounting Officer